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                                                                   EXHIBIT 10.4

          SCHEDULE OF AGREEMENTS OF PURCHASE AND SALE BY AND BETWEEN NEW
             YORK BAGEL ENTERPRISES, INC. AND COMMERCIAL EQUITY, INC.


AGREEMENT DATE

1.   October 21, 1997
2.   January 26, 1998
3.   June 29, 1998

REAL PROPERTY LOCATION

1.   A.   Stillwater, Oklahoma
     B.   Springfield, Missouri
     C.   Lubbock, Texas
2.   A.   Temple, Texas
     B.   Midland, Texas
3.   A.   Montgomery, Alabama
     B.   Mobile, Alabama

PURCHASE PRICE
1.   A.   $   346,125
     B.   $   425,000
     C.   $   400,000
2.   A.   $   400,000
     B.   $   400,000
3.   A.   $   450,000
     B.   $   450,000